AON CORPORATION SUBSIDIARIES
==========================================================================================
CORPORATION                                                           JURISDICTION
- ------------------------------------------------------------------------------------------
A. J. Norcott & Company (Holdings) Limited                            United Kingdom
- ------------------------------------------------------------------------------------------
A. J. Norcott & Partners (Northern) Limited                           United Kingdom
- ------------------------------------------------------------------------------------------
A. J. Norcott & Partners (Scotland) Limited                           United Kingdom
- ------------------------------------------------------------------------------------------
A. J. Norcott & Partners Limited                                      United Kingdom
- ------------------------------------------------------------------------------------------
A. J. Norcott Benefit Consultants Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
A.H. Laseur B.V.                                                      Netherlands
- ------------------------------------------------------------------------------------------
AMLT, Inc.                                                            Alabama
- ------------------------------------------------------------------------------------------
AOPA Insurance Agency, Inc.                                           Maryland
- ------------------------------------------------------------------------------------------
AOPA Insurance Agency, Inc.                                           Texas
- ------------------------------------------------------------------------------------------
APS International Limited                                             United Kingdom
- ------------------------------------------------------------------------------------------
APS Life & Pensions Limited                                           United Kingdom
- ------------------------------------------------------------------------------------------
APS Overseas Investments Limited                                      United Kingdom
- ------------------------------------------------------------------------------------------
ARM COVERAGE INC.                                                     New York
- ------------------------------------------------------------------------------------------
ARS Holdings, Inc.                                                    Illinois
- ------------------------------------------------------------------------------------------
ARS Holdings, Inc.                                                    Louisiana
- ------------------------------------------------------------------------------------------
Acedale Co. Ltd.                                                      Hong Kong
- ------------------------------------------------------------------------------------------
Adams & Porter Financial Services, Inc.                               Texas
- ------------------------------------------------------------------------------------------
Adams & Porter Services, Inc.                                         Texas
- ------------------------------------------------------------------------------------------
Advantage Plus Insurance Services, Inc.                               Illinois
- ------------------------------------------------------------------------------------------
Adviser 151 Limited                                                   United Kingdom
- ------------------------------------------------------------------------------------------
Agricola Training Limited                                             United Kingdom
- ------------------------------------------------------------------------------------------
Agricola Underwriting Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Agricultural Risk Management North America, Inc.                      Kansas
- ------------------------------------------------------------------------------------------
Agricultural Risk Management, Limited                                 United Kingdom
- ------------------------------------------------------------------------------------------
Airscope Insurance Services Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Alpenbeck Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
American Associates, Inc.                                             Texas
- ------------------------------------------------------------------------------------------
American Attorneys' Protection Plan Co.                               Illinois
- ------------------------------------------------------------------------------------------
American Combined Life Insurance Company                              Illinois
- ------------------------------------------------------------------------------------------
American Combined Life Insurance Company                              Nebraska
- ------------------------------------------------------------------------------------------
American Insurance Brokers, Ltd.                                      Indiana
- ------------------------------------------------------------------------------------------
American National General Agencies, Inc.                              Colorado
- ------------------------------------------------------------------------------------------
Anchor Reinsurance Company, Ltd.                                      Bermuda
- ------------------------------------------------------------------------------------------
Anchor Underwriting Managers, Ltd.                                    Bermuda
- ------------------------------------------------------------------------------------------
Anscor Insurance Brokers Inc.                                         Philippines
- ------------------------------------------------------------------------------------------
Aon Advisors (U.K.) Limited                                           United Kingdom
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Aon Advisors, Inc.                                                    Virginia
- ------------------------------------------------------------------------------------------
Aon Asset Management Fund, Inc.                                       Virginia
- ------------------------------------------------------------------------------------------
Aon Aviation, Inc.                                                    Illinois
- ------------------------------------------------------------------------------------------
Aon Broker Services, Inc.                                             Illinois
- ------------------------------------------------------------------------------------------
Aon Capital Corporation                                               Delaware
- ------------------------------------------------------------------------------------------
Aon Capital Management, Inc.                                          Delaware
- ------------------------------------------------------------------------------------------
Aon Captive Management, Ltd.                                          U.S. Virgin Islands
- ------------------------------------------------------------------------------------------
Aon Consultants Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Aon Consulting Limited                                                United Kingdom
- ------------------------------------------------------------------------------------------
Aon Direct Group, Inc.                                                California
- ------------------------------------------------------------------------------------------
Aon Direct Group, Inc.                                                Pennsylvania
- ------------------------------------------------------------------------------------------
Aon Entertainment, Ltd.                                               California
- ------------------------------------------------------------------------------------------
Aon Entertainment, Ltd.                                               New York
- ------------------------------------------------------------------------------------------
Aon Entertainment, Ltd. (Divertissement Aon, Ltee.)                   Canada
- ------------------------------------------------------------------------------------------
Aon Financial Institutions Services, Inc.                             Illinois
- ------------------------------------------------------------------------------------------
Aon H&R, Inc.                                                         New York
- ------------------------------------------------------------------------------------------
Aon Holdings Limited                                                  United Kingdom
- ------------------------------------------------------------------------------------------
Aon Insurance Management Services - Virgin Islands, Inc.              U.S. Virgin Islands
- ------------------------------------------------------------------------------------------
Aon Insurance Management Services, Inc.                               Delaware
- ------------------------------------------------------------------------------------------
Aon Insurance Management of Texas, Inc.                               Texas
- ------------------------------------------------------------------------------------------
Aon Insurance Services                                                California
- ------------------------------------------------------------------------------------------
Aon Insurance Services, Inc.                                          Pennsylvania
- ------------------------------------------------------------------------------------------
Aon Intermediaries (Bermuda) Ltd.                                     Bermuda
- ------------------------------------------------------------------------------------------
Aon Managed Care, Inc.                                                California
- ------------------------------------------------------------------------------------------
Aon Nominees Limited                                                  United Kingdom
- ------------------------------------------------------------------------------------------
Aon Overseas Holdings Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Aon Partnership Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re (Bermuda) Ltd.                                                 Bermuda
- ------------------------------------------------------------------------------------------
Aon Re Accident & Health Limited                                      United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Aviation Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Inc.                                                           Illinois
- ------------------------------------------------------------------------------------------
Aon Re International Limited                                          United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Latinoamericana, S.A.                                          Mexico
- ------------------------------------------------------------------------------------------
Aon Re Non-Marine Limited                                             United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re North American Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Panama, S.A.                                                   Panama
- ------------------------------------------------------------------------------------------
Aon Re Seascope Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Services, Inc.                                                 Delaware
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Aon Re Worldwide Limited                                              United Kingdom
- ------------------------------------------------------------------------------------------
Aon Re Worldwide, Inc.                                                Delaware
- ------------------------------------------------------------------------------------------
Aon Reengineering & Consulting Services, Inc.                         Delaware
- ------------------------------------------------------------------------------------------
Aon Risk Consultants (Bermuda ) Ltd.                                  Bermuda
- ------------------------------------------------------------------------------------------
Aon Risk Consultants (Europe) Limited                                 United Kingdom
- ------------------------------------------------------------------------------------------
Aon Risk Consultants, Inc.                                            Illinois
- ------------------------------------------------------------------------------------------
Aon Risk Resources Limited                                            United Kingdom
- ------------------------------------------------------------------------------------------
Aon Risk Resources, Inc.                                              Delaware
- ------------------------------------------------------------------------------------------
Aon Risk Services (Bermuda) Ltd.                                      Bermuda
- ------------------------------------------------------------------------------------------
Aon Risk Services (Europe) S.A.                                       Luxembourg
- ------------------------------------------------------------------------------------------
Aon Risk Services (Vermont) Inc.                                      Vermont
- ------------------------------------------------------------------------------------------
Aon Risk Services Limited                                             United Kingdom
- ------------------------------------------------------------------------------------------
Aon Risk Services, Inc.                                               Delaware
- ------------------------------------------------------------------------------------------
Aon Risk Services, Inc. U.S.A.                                        New York
- ------------------------------------------------------------------------------------------
Aon Risk Technologies, Inc.                                           Delaware
- ------------------------------------------------------------------------------------------
Aon Service Corporation                                               Illinois
- ------------------------------------------------------------------------------------------
Aon Specialty Group of Tennessee, Inc.                                Tennessee
- ------------------------------------------------------------------------------------------
Aon Specialty Group, Inc.                                             Delaware
- ------------------------------------------------------------------------------------------
Aon Specialty Limited                                                 United Kingdom
- ------------------------------------------------------------------------------------------
Aon Technical Insurance Services, Inc.                                Illinois
- ------------------------------------------------------------------------------------------
Aon UK Limited                                                        United Kingdom
- ------------------------------------------------------------------------------------------
Aon Warranty Group, Inc.                                              Illinois
- ------------------------------------------------------------------------------------------
Artscope Insurance Services Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Artscope International Insurance Services Agency GmbH                 Germany
- ------------------------------------------------------------------------------------------
Artscope International Insurance Services Limited                     United Kingdom
- ------------------------------------------------------------------------------------------
Ascom B.V.                                                            Netherlands
- ------------------------------------------------------------------------------------------
Asia Area Underwriters Ltd.                                           Hong Kong
- ------------------------------------------------------------------------------------------
Assigned Settlement, Inc.                                             Virginia
- ------------------------------------------------------------------------------------------
Assurantie Groep Langeveldt c.v.                                      Netherlands
- ------------------------------------------------------------------------------------------
Atlantic Underwriters Agency, Incorporated                            Kentucky
- ------------------------------------------------------------------------------------------
Attorneys' Advantage Insurance Agency, Inc.                           Illinois
- ------------------------------------------------------------------------------------------
Auto Conduit Corporation, The                                         Delaware
- ------------------------------------------------------------------------------------------
Automotive Development Centers, Inc.                                  Illinois
- ------------------------------------------------------------------------------------------
B.V. Assurantiekantoor Langeveldt-Schroder                            Netherlands
- ------------------------------------------------------------------------------------------
BRIC, Inc.                                                            North Carolina
- ------------------------------------------------------------------------------------------
Banker's Acceptance, L.P.                                             Illinois
- ------------------------------------------------------------------------------------------
Bankers Insurance Service Corp.                                       Illinois
- ------------------------------------------------------------------------------------------
Bauer & Associates, Inc.                                              Michigan
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
BenefitsMedia, Inc.                                                   Tennessee
- ------------------------------------------------------------------------------------------
Berkely Agency Ltd.                                                   New York
- ------------------------------------------------------------------------------------------
Berkely Coverage Corporation                                          New York
- ------------------------------------------------------------------------------------------
Berkely-ARM, Inc.                                                     New York
- ------------------------------------------------------------------------------------------
BerkelyCare, LTD.                                                     New York
- ------------------------------------------------------------------------------------------
Big Sky Finance, L.P.                                                 Illinois
- ------------------------------------------------------------------------------------------
Blanco Finance, L.P.                                                  Illinois
- ------------------------------------------------------------------------------------------
Blom & Van der Aa BV                                                  Netherlands
- ------------------------------------------------------------------------------------------
Blom & Van der Aa Holding BV                                          Netherlands
- ------------------------------------------------------------------------------------------
Brennan Group, Inc., The                                              Delaware
- ------------------------------------------------------------------------------------------
Bruno Sforni S.p.A.                                                   Italy
- ------------------------------------------------------------------------------------------
Bruns Ten Brink & Co. b.v.                                            Netherlands
- ------------------------------------------------------------------------------------------
Bruns Ten Brink Groep b.v.                                            Netherlands
- ------------------------------------------------------------------------------------------
Bruns Ten Brink Herverzekeringen b.v.                                 Netherlands
- ------------------------------------------------------------------------------------------
Bryson Associates Incorporated                                        Pennsylvania
- ------------------------------------------------------------------------------------------
C.I.C. Realty, Inc.                                                   Illinois
- ------------------------------------------------------------------------------------------
C.V. 'T Huys Ter Merwe                                                Netherlands
- ------------------------------------------------------------------------------------------
CCC Agency, Inc. of Illinois                                          Illinois
- ------------------------------------------------------------------------------------------
CIC - Atlanta, Inc.                                                   Illinois
- ------------------------------------------------------------------------------------------
CIC - Hilldale, Inc.                                                  Illinois
- ------------------------------------------------------------------------------------------
CIC - Wells, Inc.                                                     Illinois
- ------------------------------------------------------------------------------------------
CIC - Westmont, Inc.                                                  Illinois
- ------------------------------------------------------------------------------------------
CICA - 123, Inc.                                                      Illinois
- ------------------------------------------------------------------------------------------
CICA - Court, Inc.                                                    Illinois
- ------------------------------------------------------------------------------------------
CICA Realty Corporation                                               Illinois
- ------------------------------------------------------------------------------------------
CICA Seguros de Mexico SA de CV                                       Mexico
- ------------------------------------------------------------------------------------------
CICA Superannuation Nominees Pty. Ltd.                                Australia
- ------------------------------------------------------------------------------------------
CJP, Inc.                                                             Delaware
- ------------------------------------------------------------------------------------------
Cabinet Servet et Baud S.a.r.l. Annecy                                France
- ------------------------------------------------------------------------------------------
California Auto Finance, L.P.                                         Illinois
- ------------------------------------------------------------------------------------------
California Group Services                                             California
- ------------------------------------------------------------------------------------------
Camperdown 100 Limited                                                United Kingdom
- ------------------------------------------------------------------------------------------
Camperdown 101 Limited                                                United Kingdom
- ------------------------------------------------------------------------------------------
Cananwill Corporation                                                 Delaware
- ------------------------------------------------------------------------------------------
Cananwill, Inc.                                                       California
- ------------------------------------------------------------------------------------------
Cananwill, Inc.                                                       Pennsylvania
- ------------------------------------------------------------------------------------------
Catz & Lips B.V.                                                      Netherlands
- ------------------------------------------------------------------------------------------
Central States Acceptance, L.P.                                       Illinois
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Cinema Completions International, Inc.                                Delaware
- ------------------------------------------------------------------------------------------
Citadel Insurance Company                                             Texas
- ------------------------------------------------------------------------------------------
City and County Purchasing Group                                      Unknown
- ------------------------------------------------------------------------------------------
Cole Booth Potter of New Jersey, Inc.                                 New Jersey
- ------------------------------------------------------------------------------------------
Cole Booth Potter, Inc.                                               Pennsylvania
- ------------------------------------------------------------------------------------------
Combined Administrative Services Corp.                                Illinois
- ------------------------------------------------------------------------------------------
Combined Insurance Company of America                                 Illinois
- ------------------------------------------------------------------------------------------
Combined Insurance Company of Ireland Limited                         Ireland
- ------------------------------------------------------------------------------------------
Combined Insurance Company of New Zealand Limited                     New Zealand
- ------------------------------------------------------------------------------------------
Combined Life Assurance Company Limited                               United Kingdom
- ------------------------------------------------------------------------------------------
Combined Life Assurance Company of Europe Limited                     Ireland
- ------------------------------------------------------------------------------------------
Combined Life Insurance Company of Australia Limited                  Australia
- ------------------------------------------------------------------------------------------
Combined Life Insurance Company of New York                           New York
- ------------------------------------------------------------------------------------------
CompLogic, Inc.                                                       Rhode Island
- ------------------------------------------------------------------------------------------
Consumer Program Administrators, Inc.                                 Illinois
- ------------------------------------------------------------------------------------------
Cooreman & Saverys IBC & Co. nv                                       Belgium
- ------------------------------------------------------------------------------------------
Cooreman & Saverys N.V.                                               Belgium
- ------------------------------------------------------------------------------------------
Coughlan General Insurances Limited                                   Ireland
- ------------------------------------------------------------------------------------------
Courtiers D'Assurances Rollins Hudig Hall du Quebec, Inc.             Canada
- ------------------------------------------------------------------------------------------
Crotty MacRedmond Insurance Limited                                   Ireland
- ------------------------------------------------------------------------------------------
Cush Finance Group, L.P.                                              Illinois
- ------------------------------------------------------------------------------------------
Customer Loyalty Institute                                            Michigan
- ------------------------------------------------------------------------------------------
D. Hudig & Co. b.v.                                                   Netherlands
- ------------------------------------------------------------------------------------------
D.W.F.S., L.P.                                                        Illinois
- ------------------------------------------------------------------------------------------
DPR, Dansk Pensionsradgivning A/S                                     Denmark
- ------------------------------------------------------------------------------------------
Dealer Development Services, Ltd.                                     United Kingdom
- ------------------------------------------------------------------------------------------
Deanborne Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
Dearborn Insurance Company                                            Illinois
- ------------------------------------------------------------------------------------------
Direct Co., Inc.                                                      Michigan
- ------------------------------------------------------------------------------------------
Dobson Park L. G. Limited                                             Guernsey
- ------------------------------------------------------------------------------------------
Dominion Mutual Insurance Brokers Ltd.                                Canada
- ------------------------------------------------------------------------------------------
Don Flower Aviation Underwriters, Inc.                                Kansas
- ------------------------------------------------------------------------------------------
Dreadnaught Insurance Company Limited                                 Bermuda
- ------------------------------------------------------------------------------------------
DuPage Acceptance, L.P.                                               Illinois
- ------------------------------------------------------------------------------------------
E. Lillie & Co. Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
ERCO Services, Inc.                                                   Ohio
- ------------------------------------------------------------------------------------------
Elm Lane Limited                                                      United Kingdom
- ------------------------------------------------------------------------------------------
Energy Insurance International, Inc.                                  Texas
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Equiscope Insurance Services Limited                                  United Kingdom
- ------------------------------------------------------------------------------------------
Excess Underwriters Agency, Inc.                                      New York
- ------------------------------------------------------------------------------------------
Expatriate Consultancy Limited, The                                   United Kingdom
- ------------------------------------------------------------------------------------------
FFRL Re Corp.                                                         Virginia
- ------------------------------------------------------------------------------------------
Fabels-Versteeg b.v.                                                  Netherlands
- ------------------------------------------------------------------------------------------
Far East Agency                                                       Korea
- ------------------------------------------------------------------------------------------
Finance Associates, Inc.                                              Texas
- ------------------------------------------------------------------------------------------
Forth Financial Resources (Hawaii), Ltd.                              Hawaii
- ------------------------------------------------------------------------------------------
Forth Financial Resources Insurance Agency of Massachusetts, Inc.     Massachusetts
- ------------------------------------------------------------------------------------------
Forth Financial Resources of Alabama, Inc.                            Alabama
- ------------------------------------------------------------------------------------------
Forth Financial Resources of Ohio, Inc.                               Ohio
- ------------------------------------------------------------------------------------------
Forth Financial Resources of Oklahoma Agency, Inc.                    Oklahoma
- ------------------------------------------------------------------------------------------
Forth Financial Resources of Texas, Inc.                              Texas
- ------------------------------------------------------------------------------------------
Forth Financial Resources, Ltd.                                       Virginia
- ------------------------------------------------------------------------------------------
Forth Financial Securities Corporation                                Virginia
- ------------------------------------------------------------------------------------------
France Fenwick Limited                                                United Kingdom
- ------------------------------------------------------------------------------------------
Frank B. Hall & Co. Holdings (N.Z.) Limited                           New Zealand
- ------------------------------------------------------------------------------------------
Frank B. Hall (Reinsurance) France S.A.                               France
- ------------------------------------------------------------------------------------------
Frank B. Hall Iberica S.A.                                            Spain
- ------------------------------------------------------------------------------------------
Frank B. Hall Ireland Ltd.                                            Ireland
- ------------------------------------------------------------------------------------------
Frank B. Hall Management Services Pty. Ltd.                           Australia
- ------------------------------------------------------------------------------------------
Frank B. Hall Re (Latin America) Inc.                                 Panama
- ------------------------------------------------------------------------------------------
Friis & Company, Inc.                                                 California
- ------------------------------------------------------------------------------------------
G.E.F. Insurance Ltd.                                                 U.S. Virgin Islands
- ------------------------------------------------------------------------------------------
GBV Gesellschaft Fur Betriebliche Beratung und verwaltung GmbH        Germany
- ------------------------------------------------------------------------------------------
Gateway Alternatives, L.L.C.                                          Delaware
- ------------------------------------------------------------------------------------------
Gateway Insurance Company, Ltd.                                       Bermuda
- ------------------------------------------------------------------------------------------
Go Pro Agency, Inc. of San Antonio                                    Texas
- ------------------------------------------------------------------------------------------
Go Pro Life Agency, Inc. of San Antonio                               Texas
- ------------------------------------------------------------------------------------------
Go Pro Underwriting Managers of Virginia, Inc.                        Virginia
- ------------------------------------------------------------------------------------------
Go Pro Underwriting Managers, Inc.                                    Texas
- ------------------------------------------------------------------------------------------
Godolphin Bloodstock Limited                                          United Kingdom
- ------------------------------------------------------------------------------------------
Godwins (Overseas) Limited                                            United Kingdom
- ------------------------------------------------------------------------------------------
Godwins (Trustees) Limited                                            United Kingdom
- ------------------------------------------------------------------------------------------
Godwins Acquisition Co.                                               North Carolina
- ------------------------------------------------------------------------------------------
Godwins Australia Pty. Limited                                        Australia
- ------------------------------------------------------------------------------------------
Godwins Booke & Dickenson Insurance Services                          California
- ------------------------------------------------------------------------------------------
Godwins Booke & Dickenson Insurance Services, Inc.                    Massachusetts
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Godwins Booke & Dickenson, Inc.                                       Ohio
- ------------------------------------------------------------------------------------------
Godwins Employee Benefits Services (Texas), Inc.                      Texas
- ------------------------------------------------------------------------------------------
Godwins General Agency, Inc.                                          Texas
- ------------------------------------------------------------------------------------------
Godwins Group Limited                                                 United Kingdom
- ------------------------------------------------------------------------------------------
Godwins International, Inc.                                           Delaware
- ------------------------------------------------------------------------------------------
Godwins Investment Advisors, Inc.                                     Florida
- ------------------------------------------------------------------------------------------
Godwins Limited                                                       United Kingdom
- ------------------------------------------------------------------------------------------
Godwins Nederland pensioen- en employee benefits adviseurs en         Netherlands
 actuarissen c.v
- ------------------------------------------------------------------------------------------
Godwins Nominees Pty. Limited                                         Australia
- ------------------------------------------------------------------------------------------
Godwins Securities, Inc.                                              Washington
- ------------------------------------------------------------------------------------------
Godwins of New York, Inc.                                             New York
- ------------------------------------------------------------------------------------------
Godwins, Inc.                                                         Pennsylvania
- ------------------------------------------------------------------------------------------
Gotuaco del Rosario & Associates, Inc.                                Philippines
- ------------------------------------------------------------------------------------------
Group Organization, Inc.                                              District of Columbia
- ------------------------------------------------------------------------------------------
H.Z. Financial, Limited Partnership                                   Illinois
- ------------------------------------------------------------------------------------------
HHL (Holdings) Ltd.                                                   Hong Kong
- ------------------------------------------------------------------------------------------
HHL (Taiwan) Ltd.                                                     Taiwan
- ------------------------------------------------------------------------------------------
HHL (Thailand) Ltd.                                                   Thailand
- ------------------------------------------------------------------------------------------
HHL Employee Benefits Ltd.                                            Thailand
- ------------------------------------------------------------------------------------------
HHL Ltd.                                                              Hong Kong
- ------------------------------------------------------------------------------------------
HHL Management Ltd.                                                   Hong Kong
- ------------------------------------------------------------------------------------------
HHL Pte Ltd.                                                          Singapore
- ------------------------------------------------------------------------------------------
HHL Re Ltd.                                                           Thailand
- ------------------------------------------------------------------------------------------
HHL Reinsurance Brokers Inc.                                          Philippines
- ------------------------------------------------------------------------------------------
HHL Reinsurance Brokers Pte. Ltd.                                     Singapore
- ------------------------------------------------------------------------------------------
HHL Reinsurance Services Ltd.                                         Hong Kong
- ------------------------------------------------------------------------------------------
HLS Hudig-Langeveldt Stanner GmbH                                     Germany
- ------------------------------------------------------------------------------------------
HR Strategies, Inc.                                                   Michigan
- ------------------------------------------------------------------------------------------
Hanseatische Assekuranz Kontor GmbH                                   Germany
- ------------------------------------------------------------------------------------------
Hanseatische Assekuranz Vermittlungs AG                               Germany
- ------------------------------------------------------------------------------------------
Havag Hudig-Langeveldt GmbH                                           Germany
- ------------------------------------------------------------------------------------------
Heinz Hahn GmbH                                                       Germany
- ------------------------------------------------------------------------------------------
Heli Agency                                                           Korea
- ------------------------------------------------------------------------------------------
Highplain Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
Hodgson McCreery & Company Limited                                    United Kingdom
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Berlin GmbH                                          Germany
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Borghuis B.V.                                        Netherlands
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Coens N.V.                                           Belgium
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Janson Elffers B.V.                                  Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Kyoritsu Ltd.                                        Japan
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Makelaardij in Assurantien bv                        Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Merwestad bv                                         Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Nijmegen B.V.                                        Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Pensioenbureau B.V.                                  Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Reinsurance B.V.                                     Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Reinsurance Brokers C.V.                             Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt S.A.                                                 France
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt SECA S.A.                                            France
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Tilburg B.V.                                         Netherlands
- ------------------------------------------------------------------------------------------
Hudig-Langeveldt Van Bruggen & De Laat B.V.                           Netherlands
- ------------------------------------------------------------------------------------------
Huntington T. Block Insurance Agency, Inc.                            District of Columbia
- ------------------------------------------------------------------------------------------
Huntington T. Block Insurance Agency, Inc.                            Ohio
- ------------------------------------------------------------------------------------------
IRISC L.L.C.                                                          Delaware
- ------------------------------------------------------------------------------------------
IRISC Limited                                                         United Kingdom
- ------------------------------------------------------------------------------------------
IRISC Specialty, Inc.                                                 Delaware
- ------------------------------------------------------------------------------------------
IRISC, Inc.                                                           New Jersey
- ------------------------------------------------------------------------------------------
ISPP Purchasing Group                                                 Missouri
- ------------------------------------------------------------------------------------------
Impact Forecasting, L.L.C.                                            Illinois
- ------------------------------------------------------------------------------------------
Independent Dealer Services, Inc.                                     Missouri
- ------------------------------------------------------------------------------------------
Independent Homeowner Services, Inc.                                  Missouri
- ------------------------------------------------------------------------------------------
Independent Inspections, Inc.                                         Illinois
- ------------------------------------------------------------------------------------------
Inmobiliaria Ramos Rosada, S.A. de C.V.                               Mexico
- ------------------------------------------------------------------------------------------
Insurance Brokers Service, Inc.                                       Illinois
- ------------------------------------------------------------------------------------------
Insurance Underwriters Agency, Inc.                                   Arizona
- ------------------------------------------------------------------------------------------
Insurmark Agency Corp.                                                Ohio
- ------------------------------------------------------------------------------------------
Intassco Versicherungsmakler GmbH                                     Austria
- ------------------------------------------------------------------------------------------
Integrated Insurance Industries, Inc.                                 Delaware
- ------------------------------------------------------------------------------------------
Integrated Insurance Industries, Inc.                                 Missouri
- ------------------------------------------------------------------------------------------
Intercept Corporation                                                 Illinois
- ------------------------------------------------------------------------------------------
Interims Limited                                                      United Kingdom
- ------------------------------------------------------------------------------------------
International Industrial Insurances Limited                           Ireland
- ------------------------------------------------------------------------------------------
International Shipowners Mutual Insurance Association Limited         Bermuda
- ------------------------------------------------------------------------------------------
Interocean (Italia) S.p.A.                                            Italy
- ------------------------------------------------------------------------------------------
Interocean Reinsurance Company, S.A.                                  Panama
- ------------------------------------------------------------------------------------------
J.C.J. Van Dalen Beheer B.V.                                          Netherlands
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
J.H. Blades & Co. (Agency), Inc.                                      Texas
- ------------------------------------------------------------------------------------------
J.H. Blades & Co., Inc.                                               Texas
- ------------------------------------------------------------------------------------------
J.H. Blades Insurance Services                                        California
- ------------------------------------------------------------------------------------------
J.H. Blades, Inc.                                                     Oklahoma
- ------------------------------------------------------------------------------------------
J.H. Lea & Company, Inc.                                              Illinois
- ------------------------------------------------------------------------------------------
JFS Fenchurch Limited                                                 United Kingdom
- ------------------------------------------------------------------------------------------
JFS Greig Fester Limited                                              United Kingdom
- ------------------------------------------------------------------------------------------
James S. Kemper & Co. International, Limited                          Bermuda
- ------------------------------------------------------------------------------------------
James S. Kemper Insurance Services, Inc.                              Texas
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade (Special Risks) Limited                           United Kingdom
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade Group Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade Limited                                           United Kingdom
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade Political Risks Limited                           United Kingdom
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade Reinsurance Brokers Limited                       United Kingdom
- ------------------------------------------------------------------------------------------
Jenner Fenton Slade Surety and Specie Limited                         United Kingdom
- ------------------------------------------------------------------------------------------
John Scott Insurance Brokers Limited                                  United Kingdom
- ------------------------------------------------------------------------------------------
K & K Insurance Group, Inc.                                           Indiana
- ------------------------------------------------------------------------------------------
K & K Insurance Specialties, Inc.                                     Indiana
- ------------------------------------------------------------------------------------------
K & K Specialties, Inc.                                               Indiana
- ------------------------------------------------------------------------------------------
Karl Alt & Co. GmbH                                                   Germany
- ------------------------------------------------------------------------------------------
Keeling & Company                                                     California
- ------------------------------------------------------------------------------------------
Key-Royal Automotive Company, Inc.                                    Alabama
- ------------------------------------------------------------------------------------------
Keystone Insurance Management, Inc.                                   Unknown
- ------------------------------------------------------------------------------------------
Kininmonth Limited                                                    Ireland
- ------------------------------------------------------------------------------------------
L & G LMX Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
L & G Seascope Insurance Holdings Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Langeveldt Groep B.V.                                                 Netherlands
- ------------------------------------------------------------------------------------------
Langeveldt de Vos b.v.                                                Netherlands
- ------------------------------------------------------------------------------------------
Laverack & Haines, Inc.                                               New York
- ------------------------------------------------------------------------------------------
Lescorp Limited                                                       United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin (C.I.) Limited                                        Guernsey
- ------------------------------------------------------------------------------------------
Leslie & Godwin (Reinsurance) Copenhagen A/S                          Denmark
- ------------------------------------------------------------------------------------------
Leslie & Godwin (Scotland) Limited                                    Scotland
- ------------------------------------------------------------------------------------------
Leslie & Godwin (U.K.) Limited                                        United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin (WFG) Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin AXL Limited                                           United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Aviation Holdings Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Aviation Limited                                      United Kingdom
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Leslie & Godwin Aviation Reinsurance Services Limited                 United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Financial Risks Limited                               United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin GmbH                                                  Germany
- ------------------------------------------------------------------------------------------
Leslie & Godwin Group Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Insurance Brokers Ltd.                                Ontario
- ------------------------------------------------------------------------------------------
Leslie & Godwin Insurance Brokers, Inc.                               New York
- ------------------------------------------------------------------------------------------
Leslie & Godwin International Limited                                 United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Investments Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Marine Holdings Limited                               United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Non-Marine Limited                                    United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Overseas Reinsurance Holdings Limited                 United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Reinsurance Holdings Limited                          United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Risk Management Limited                               United Kingdom
- ------------------------------------------------------------------------------------------
Leslie & Godwin Technical Services Limited                            United Kingdom
- ------------------------------------------------------------------------------------------
Life Insurance Company of Virginia, The                               Virginia
- ------------------------------------------------------------------------------------------
Life of Virginia Series Fund, Inc.                                    Virginia
- ------------------------------------------------------------------------------------------
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.                Brazil
- ------------------------------------------------------------------------------------------
London General Holdings Limited                                       United Kingdom
- ------------------------------------------------------------------------------------------
London General Insurance Company Limited                              United Kingdom
- ------------------------------------------------------------------------------------------
Lowndes Lambert Insurance Limited                                     Ireland
- ------------------------------------------------------------------------------------------
Lumley JFS Limited                                                    United Kingdom
- ------------------------------------------------------------------------------------------
Lynn & Schaller Insurance Brokers, Inc.                               California
- ------------------------------------------------------------------------------------------
MTSA S.a.r.l., Annecy                                                 France
- ------------------------------------------------------------------------------------------
MacDonagh & Boland (International) Limited                            Ireland
- ------------------------------------------------------------------------------------------
MacDonagh & Boland Group Limited                                      Ireland
- ------------------------------------------------------------------------------------------
MacDonagh Boland Beech Hill Limited                                   Ireland
- ------------------------------------------------------------------------------------------
MacDonagh Boland Crotty MacRedmond Limited                            Ireland
- ------------------------------------------------------------------------------------------
MacDonagh Boland Cullen Duggan Limited                                Ireland
- ------------------------------------------------------------------------------------------
MacDonagh Boland Foley Woollam Limited                                Ireland
- ------------------------------------------------------------------------------------------
Macey Clifton Walters Limited                                         United Kingdom
- ------------------------------------------------------------------------------------------
Macey Williams Insurance Services Limited                             Ireland
- ------------------------------------------------------------------------------------------
Macey Williams Insurance Services Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Macey Williams Limited                                                Ireland
- ------------------------------------------------------------------------------------------
Madison Intermediaries Pty. Limited                                   Australia
- ------------------------------------------------------------------------------------------
Madison Reinsurance Holdings, Inc.                                    Illinois
- ------------------------------------------------------------------------------------------
Mahamy Company plc (Rollins Hudig Hall Iran)                          Iran
- ------------------------------------------------------------------------------------------
Maritime Underwriters, Ltd.                                           Bermuda
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Marketing and Training Resources, Inc.                                Illinois
- ------------------------------------------------------------------------------------------
Martin Boyer Company, Inc.                                            Illinois
- ------------------------------------------------------------------------------------------
Mayflower National Life Insurance Company                             Indiana
- ------------------------------------------------------------------------------------------
Media/Professional Insurance Agency, Inc.                             Missouri
- ------------------------------------------------------------------------------------------
Media/Professional International Limited                              United Kingdom
- ------------------------------------------------------------------------------------------
Minahan Reinsurance Management Limited                                United Kingdom
- ------------------------------------------------------------------------------------------
Morency, Weible & Sapa, Inc.                                          Illinois
- ------------------------------------------------------------------------------------------
Motorists Service Corporation                                         Delaware
- ------------------------------------------------------------------------------------------
Motorplan Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
Muirfield Underwriters, Ltd.                                          Delaware
- ------------------------------------------------------------------------------------------
N.V. Assurantiehuis Holding (Curacao)                                 Netherland Antilles
- ------------------------------------------------------------------------------------------
NB Life Agents, Inc.                                                  New York
- ------------------------------------------------------------------------------------------
NSU Benefit Corporation                                               Indiana
- ------------------------------------------------------------------------------------------
Nask bv                                                               Netherlands
- ------------------------------------------------------------------------------------------
National Benefits Corporation                                         Pennsylvania
- ------------------------------------------------------------------------------------------
National Care Provider Insurance, Inc.                                California
- ------------------------------------------------------------------------------------------
National Product Care Company                                         Illinois
- ------------------------------------------------------------------------------------------
National Sports Underwriters, Inc.                                    Indiana
- ------------------------------------------------------------------------------------------
Nesdale Holdings Limited                                              New Zealand
- ------------------------------------------------------------------------------------------
Newco Properties, Inc.                                                Virginia
- ------------------------------------------------------------------------------------------
Nicholson Chamberlain Colls Australia Limited                         Australia
- ------------------------------------------------------------------------------------------
Nicholson Chamberlain Colls Group Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Chamberlain Colls Marine Limited                            United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie (North America) Limited                              United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Accident & Health Limited                            United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Agencies Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Asia Pte. Ltd.                                       Singapore
- ------------------------------------------------------------------------------------------
Nicholson Leslie Australia Holdings Limited                           Australia
- ------------------------------------------------------------------------------------------
Nicholson Leslie Aviation Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Aviation Reinsurance Brokers                         United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie BankAssure Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Bankscope Insurance Services Limited                 United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Bankscope Marine Insurance Consultants               United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Energy Resources Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Financial Institutions Limited                       United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Group Limited                                        United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie International  (Reinsurance Brokers) Limited         United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie International Limited                                United Kingdom
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Nicholson Leslie International Limited                                United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Investments Limited                                  United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Italia S.P.A.                                        Italy
- ------------------------------------------------------------------------------------------
Nicholson Leslie Limited                                              United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Management Services                                  United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Marine Limited                                       United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Nominees Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Non-Marine Reinsurance Brokers Limited               United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie North American Reinsurance Brokers, Limited          United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Property Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Seascope Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Leslie Special Risks Limited                                United Kingdom
- ------------------------------------------------------------------------------------------
Nicholson Stewart-Brown Limited                                       United Kingdom
- ------------------------------------------------------------------------------------------
North Derbyshire Finance Company Limited, The                         United Kingdom
- ------------------------------------------------------------------------------------------
Nova Reinsurance Brokers, Inc.                                        Illinois
- ------------------------------------------------------------------------------------------
OLD BENEFITS CORPORATION                                              Illinois
- ------------------------------------------------------------------------------------------
OUM & Associates of California, A Corporation                         California
- ------------------------------------------------------------------------------------------
OUM & Associates of New York, A Corporation                           New York
- ------------------------------------------------------------------------------------------
OUM & Associates of Ohio, A Corporation                               Ohio
- ------------------------------------------------------------------------------------------
OUM & Associates, Inc., A Corporation                                 Washington
- ------------------------------------------------------------------------------------------
OUM Risk Consultants, Inc.                                            Washington
- ------------------------------------------------------------------------------------------
Oak Brook Holding, Inc.                                               Delaware
- ------------------------------------------------------------------------------------------
Oak Brook Life Insurance Company                                      Arizona
- ------------------------------------------------------------------------------------------
Oceanic Adjusters Limited                                             New York
- ------------------------------------------------------------------------------------------
Ogle & Waters, Inc.                                                   Florida
- ------------------------------------------------------------------------------------------
Ohrinsoo Agency                                                       Korea
- ------------------------------------------------------------------------------------------
Olandis Insurance Agency, Inc.                                        Illinois
- ------------------------------------------------------------------------------------------
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.          Peru
- ------------------------------------------------------------------------------------------
Old RHH North, Inc.                                                   California
- ------------------------------------------------------------------------------------------
P M R Re, Inc.                                                        New York
- ------------------------------------------------------------------------------------------
P.I. Consultants Ltd.                                                 Hong Kong
- ------------------------------------------------------------------------------------------
PFS, L.P.                                                             Illinois
- ------------------------------------------------------------------------------------------
PLCM Group, Inc.                                                      Florida
- ------------------------------------------------------------------------------------------
PLCM Group, Inc.                                                      Illinois
- ------------------------------------------------------------------------------------------
PLCM Group, Inc.                                                      Pennsylvania
- ------------------------------------------------------------------------------------------
PT RNJ Ratna Nusa Jaya                                                Indonesia
- ------------------------------------------------------------------------------------------
Pandimar Consultants, Inc.                                            New York
- ------------------------------------------------------------------------------------------
Paribas Assurantien B.V.                                              Netherlands
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Parker Risk Management (Barbados) Ltd.                                Barbados
- ------------------------------------------------------------------------------------------
Parker Risk Management (Bermuda) Ltd.                                 Bermuda
- ------------------------------------------------------------------------------------------
Parker Risk Management (Cayman) Ltd.                                  Cayman Islands
- ------------------------------------------------------------------------------------------
Parker Risk Management (Guernsey) Ltd.                                Guernsey
- ------------------------------------------------------------------------------------------
Parker Risk Management (S) Pte Ltd                                    Singapore
- ------------------------------------------------------------------------------------------
Parker Risk Management, Inc.                                          Colorado
- ------------------------------------------------------------------------------------------
Pat Ryan & Associates, B.V.                                           Netherlands
- ------------------------------------------------------------------------------------------
Pecos River Learning Centers, Inc.                                    Minnesota
- ------------------------------------------------------------------------------------------
Pernas HHL                                                            Malaysia
- ------------------------------------------------------------------------------------------
Piercey Auto Group Finance, L.P.                                      Illinois
- ------------------------------------------------------------------------------------------
Pikes Peak Holding Company, Inc.                                      Delaware
- ------------------------------------------------------------------------------------------
Powell & Company                                                      Georgia
- ------------------------------------------------------------------------------------------
Preferred Risk Strategies, A Corporation                              Washington
- ------------------------------------------------------------------------------------------
Premier Auto Finance, Inc.                                            Delaware
- ------------------------------------------------------------------------------------------
Premier Auto Finance, L.P.                                            Illinois
- ------------------------------------------------------------------------------------------
Product Care, Inc.                                                    Illinois
- ------------------------------------------------------------------------------------------
Production Life Insurance Company                                     Arizona
- ------------------------------------------------------------------------------------------
Professional Sports Insurance Co. Ltd.                                Bermuda
- ------------------------------------------------------------------------------------------
Property Owners Database Limited                                      United Kingdom
- ------------------------------------------------------------------------------------------
Provider Services, Ltd.                                               Bermuda
- ------------------------------------------------------------------------------------------
Pyramid Services, Inc.                                                Connecticut
- ------------------------------------------------------------------------------------------
RAMRO y Asociados, S.C.                                               Mexico
- ------------------------------------------------------------------------------------------
RBH Acquisition Co.                                                   Delaware
- ------------------------------------------------------------------------------------------
RBH Equities, Inc.                                                    New York
- ------------------------------------------------------------------------------------------
RBH General Agencies (Canada) Inc.                                    Quebec
- ------------------------------------------------------------------------------------------
RHH Captive Management Ltd.                                           Bermuda
- ------------------------------------------------------------------------------------------
RHH Empreendimentos e Servicos Ltda.                                  Brazil
- ------------------------------------------------------------------------------------------
RHH Europe, Inc.                                                      Delaware
- ------------------------------------------------------------------------------------------
RHH Financial Services Group of New York, Inc.                        New York
- ------------------------------------------------------------------------------------------
RHH Financial Services Group, Inc.                                    California
- ------------------------------------------------------------------------------------------
RHH Financial Services Group, Inc.                                    Illinois
- ------------------------------------------------------------------------------------------
RHH Financial Services Group, Inc.                                    Pennsylvania
- ------------------------------------------------------------------------------------------
RHH Financial Services Group, Inc.                                    Texas
- ------------------------------------------------------------------------------------------
RHH General Agency, Inc.                                              Texas
- ------------------------------------------------------------------------------------------
RHH Hazard Limited                                                    United Kingdom
- ------------------------------------------------------------------------------------------
RHH Life Agency of Texas, Inc.                                        Texas
- ------------------------------------------------------------------------------------------
RHH Special Risks, Inc.                                               Illinois
- ------------------------------------------------------------------------------------------
RHH/Albert G. Ruben Insurance Services, Inc.                          California
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
RIP Services Limited                                                  Guernsey
- ------------------------------------------------------------------------------------------
Rae Liness & Duffus Limited                                           Scotland
- ------------------------------------------------------------------------------------------
Regent Acceptance, L.P.                                               New Jersey
- ------------------------------------------------------------------------------------------
Resource Insurance Services, Inc.                                     Indiana
- ------------------------------------------------------------------------------------------
Retailer Acceptance, L.P.                                             Illinois
- ------------------------------------------------------------------------------------------
Rockford Holding, Inc.                                                Delaware
- ------------------------------------------------------------------------------------------
Rockford Life Insurance Company                                       Arizona
- ------------------------------------------------------------------------------------------
Rolins Hudig Hall (Sweden) A.B                                        Sweden
- ------------------------------------------------------------------------------------------
Rollins Financial Brokers, Inc.                                       Oklahoma
- ------------------------------------------------------------------------------------------
Rollins Financial Services Co.                                        Illinois
- ------------------------------------------------------------------------------------------
Rollins Heath (Japan) Ltd.                                            Japan
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                           Australia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Bermuda) Limited                                  Bermuda
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Finland) OY                                       Finland
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Hong Kong) Ltd.                                   Hong Kong
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Nederland) Limited                                United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Norway) A/S                                       Norway
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Scandinavia) A/S                                  Norway
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Scandinavia) Holding A/S                          Denmark
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall (Singapore) Pte Ltd                                Singapore
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Agency of Texas, Inc.                              Texas
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Antillen N.V.                                      Netherland Antilles
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Aruba N.V.                                         Netherland Antilles
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Associates B.V.                                    Netherlands
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Ceska Republika spol.s r.o.                        Czech Republic
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Co.                                                Delaware
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Consulting Italia srl                              Italy
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Denmark A/S                                        Denmark
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Employee Benefits of Ohio, Inc.                    Ohio
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Entertainment Brokers Ltd.                         United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Espana Correduria de Seguros, SA                   Spain
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Groep B.V.                                         Netherlands
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Group, Inc.                                        Delaware
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Healthcare Risk, Inc.                              Florida
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Holdings (Deutschland) GmbH                        Germany
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Holdings Limited                                   Australia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Holdings Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Holdings bv                                        Netherlands
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Insurance Brokers, Inc.                            Ontario
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall International b.v.                                 Netherlands
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Italia S.p.A.                                      Italy
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Limited                                            United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Magyarorszag Biztositasi Alkusz                    Hungary
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Mexico                                             Mexico
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Middle East                                        United Arab Emirates
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Nederland Makelaars in Assurantien bv              Netherlands
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Netherlands b.v.                                   Netherlands
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Polska Ltd.                                        Poland
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Pty. Ltd.                                          Australia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Risk Management Services A/S                       Denmark
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Services Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Sigorta Brokerlik ve Musavirlik AS                 Turkey
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Slovensko spol.s r.o.                              Slovak Republic
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Surety & Guarantee Limited                         United Kingdom
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall Vancouver Inc.                                     British Columbia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall do Brazil Corretora de Seguros Ltda.               Brazil
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Alabama, Inc.                                   Alabama
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Alaska, Inc.                                    Alaska
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Arizona, Inc.                                   Arizona
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Arkansas, Inc.                                  Arkansas
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Canada Inc.                                     Canada
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Central California, Inc. Insurance Services     California
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Colorado, Inc.                                  Colorado
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Connecticut, Inc.                               Connecticut
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Florida, Inc.                                   Florida
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Georgia, Inc.                                   Georgia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Hawaii, Inc.                                    Hawaii
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Idaho, Inc.                                     Idaho
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Illinois, Inc.                                  Illinois
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Indiana, Inc.                                   Indiana
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Kansas, Inc.                                    Kansas
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Latin America, Inc.                             Delaware
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Louisiana, Inc.                                 Louisiana
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Massachusetts, Inc.                             Massachusetts
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Michigan, Inc.                                  Michigan
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Minnesota, Inc.                                 Minnesota
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Missouri, Inc.                                  Missouri
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Montana, Inc.                                   Montana
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Nebraska, Inc.                                  Nebraska
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Nevada, Inc.                                    Nevada
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of New Jersey, Inc.                                New Jersey
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of New York, Inc.                                  New York
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Northern California, Inc. Insurance Services    California
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Ohio, Inc.                                      Ohio
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Oklahoma, Inc.                                  Oklahoma
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Oregon, Inc.                                    Oregon
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Pennsylvania, Inc.                              Pennsylvania
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Rhode Island, Inc.                              Rhode Island
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Southern California, Inc.                       California
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Tennessee, Inc.                                 Tennessee
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Utah, Inc.                                      Utah
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Virginia, Inc.                                  Virginia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Washington, D.C., Inc.                          District of Columbia
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Washington, Inc.                                Washington
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Wisconsin, Inc.                                 Wisconsin
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of Wyoming, Inc.                                   Wyoming
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of the Americas, Inc.                              Illinois
- ------------------------------------------------------------------------------------------
Rollins Hudig Hall of the Carolina's                                  North Carolina
- ------------------------------------------------------------------------------------------
Rollins Risk & Benefit Management Services, Inc.                      Nevada
- ------------------------------------------------------------------------------------------
Rollins Technical Services Co.                                        Illinois
- ------------------------------------------------------------------------------------------
Rollins Technology Brokers, Inc.                                      California
- ------------------------------------------------------------------------------------------
Roundwise Limited                                                     United Kingdom
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Alabama, Inc.                                    Alabama
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Arizona Insurance Services, Inc.                 Arizona
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Indiana, Inc.                                    Indiana
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Massachusetts Insurance Agency, Inc.             Massachusetts
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Mississippi, P.A.                                Mississippi
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of New Mexico, Inc.                                 New Mexico
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Ohio Agency, Inc.                                Ohio
- ------------------------------------------------------------------------------------------
Ryan Dealer Group of Washington, Inc.                                 Washington
- ------------------------------------------------------------------------------------------
Ryan Dealer Group, Inc                                                Texas
- ------------------------------------------------------------------------------------------
Ryan Dealer Group, Inc.                                               Illinois
- ------------------------------------------------------------------------------------------
Ryan Dealer Group, Inc.                                               Mississippi
- ------------------------------------------------------------------------------------------
Ryan Dealer Insurance Services of California, Inc.                    California
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Ryan Financial Services, Inc.                                         Illinois
- ------------------------------------------------------------------------------------------
Ryan Insurance Group Espana, Correduria de Seguros, S.A.              Spain
- ------------------------------------------------------------------------------------------
Ryan Insurance Group France S.A.R.L.                                  France
- ------------------------------------------------------------------------------------------
Ryan Insurance Group, Inc.                                            Delaware
- ------------------------------------------------------------------------------------------
Ryan Warranty Services Canada, Inc.                                   Canada
- ------------------------------------------------------------------------------------------
Ryan Warranty Services Quebec, Inc.                                   Ontario
- ------------------------------------------------------------------------------------------
Ryan Warranty Services of Florida, Inc.                               Florida
- ------------------------------------------------------------------------------------------
Ryan Warranty Services, Inc.                                          Delaware
- ------------------------------------------------------------------------------------------
Ryan/CSI, Inc.                                                        Illinois
- ------------------------------------------------------------------------------------------
SIS Services of New York, Inc.                                        New York
- ------------------------------------------------------------------------------------------
SLE International Underwriters, Inc.                                  Delaware
- ------------------------------------------------------------------------------------------
SLE Underwriters, Inc.                                                Delaware
- ------------------------------------------------------------------------------------------
SLE Worldwide Australia Pty Limited                                   Australia
- ------------------------------------------------------------------------------------------
SLE Worldwide Canada Brokers, Ltd.                                    Ontario
- ------------------------------------------------------------------------------------------
SLE Worldwide Limited                                                 United Kingdom
- ------------------------------------------------------------------------------------------
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.                 Mexico
- ------------------------------------------------------------------------------------------
SLE Worldwide, Inc.                                                   Delaware
- ------------------------------------------------------------------------------------------
SRS Management Antilles N.V.                                          Netherland Antilles
- ------------------------------------------------------------------------------------------
Saat Van Marwijk Beheer B.V.                                          Netherlands
- ------------------------------------------------------------------------------------------
Saat Van Marwijk Noordwijk B.V.                                       Netherlands
- ------------------------------------------------------------------------------------------
Safeguard Risk Services (Bermuda) Ltd.                                Bermuda
- ------------------------------------------------------------------------------------------
Safeguard Risk Services Antilles N.V.                                 Netherland Antilles
- ------------------------------------------------------------------------------------------
Safeguard Risk Services b.v.                                          Netherlands
- ------------------------------------------------------------------------------------------
Sang Woon Agency                                                      Korea
- ------------------------------------------------------------------------------------------
Scarborough & Company                                                 Illinois
- ------------------------------------------------------------------------------------------
Scarborough & Company, Inc.                                           Delaware
- ------------------------------------------------------------------------------------------
Scarborough Insurance Agency of Massachusetts, Inc.                   Massachusetts
- ------------------------------------------------------------------------------------------
Seascope Cargo Insurance Services Limited                             United Kingdom
- ------------------------------------------------------------------------------------------
Seascope Insurance Holdings Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Seascope Insurance Services Limited                                   United Kingdom
- ------------------------------------------------------------------------------------------
Seascope Marine Insurance Services Limited                            United Kingdom
- ------------------------------------------------------------------------------------------
Seascope Marine Limited                                               United Kingdom
- ------------------------------------------------------------------------------------------
Seascope Reinsurance Services Limited                                 United Kingdom
- ------------------------------------------------------------------------------------------
Select Direct Limited                                                 Scotland
- ------------------------------------------------------------------------------------------
Self-Insurers Service, Inc.                                           Delaware
- ------------------------------------------------------------------------------------------
Service Protection, Inc.                                              Illinois
- ------------------------------------------------------------------------------------------
Service Saver, Incorporated                                           Florida
- ------------------------------------------------------------------------------------------
ServicePlan, Inc.                                                     Illinois
- ------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------
Servicios Y Garantias Ryan S.L.                                       Spain
- ------------------------------------------------------------------------------------------
Sherwood Insurance Services                                           California
- ------------------------------------------------------------------------------------------
Shoreline Insurance Agency, Inc.                                      Rhode Island
- ------------------------------------------------------------------------------------------
Singer Group, Inc., The                                               Texas
- ------------------------------------------------------------------------------------------
Singer Plan, Inc.                                                     Delaware
- ------------------------------------------------------------------------------------------
Skyline Agency, Ltd., The                                             Illinois
- ------------------------------------------------------------------------------------------
Square One, Inc.                                                      Texas
- ------------------------------------------------------------------------------------------
Steetley Leslie & Godwin Limited                                      Guernsey
- ------------------------------------------------------------------------------------------
Sterling Life Insurance Company                                       Arizona
- ------------------------------------------------------------------------------------------
Stichting Employee Fund Hudig-Langeveldt Groep B.V.                   Netherlands
- ------------------------------------------------------------------------------------------
Stichting Verum-HLG                                                   Netherlands
- ------------------------------------------------------------------------------------------
Stichting Werknemerscertificaten HLG                                  Netherlands
- ------------------------------------------------------------------------------------------
Superannuation Fund (CICNZ) Limited                                   New Zealand
- ------------------------------------------------------------------------------------------
Suras B.V.                                                            Netherlands
- ------------------------------------------------------------------------------------------
Surety & Guarantee Consultants Limited                                United Kingdom
- ------------------------------------------------------------------------------------------
TREV Properties Corporation                                           Delaware
- ------------------------------------------------------------------------------------------
Tabma-Hall Insurance Services Pty. Limited                            Australia
- ------------------------------------------------------------------------------------------
Tarik Acceptance, L.P.                                                Unknown
- ------------------------------------------------------------------------------------------
Texas Star Insurance Agency                                           Texas
- ------------------------------------------------------------------------------------------
Texecur Versicherungs Vermittlungs GmbH                               Germany
- ------------------------------------------------------------------------------------------
The Auto Leasing Corporation                                          Delaware
- ------------------------------------------------------------------------------------------
Trans Caribbean Insurance Services, Inc.                              American Samoa
- ------------------------------------------------------------------------------------------
U.S. Rating Bureau, Inc.                                              Delaware
- ------------------------------------------------------------------------------------------
Underwriters Marine Services Limited                                  United Kingdom
- ------------------------------------------------------------------------------------------
Underwriters Marine Services of Texas, Inc.                           Texas
- ------------------------------------------------------------------------------------------
Underwriters Marine Services, Inc.                                    Louisiana
- ------------------------------------------------------------------------------------------
Union Fidelity Life Insurance Company                                 Illinois
- ------------------------------------------------------------------------------------------
Universal Acceptance, L.P.                                            Illinois
- ------------------------------------------------------------------------------------------
VOL Properties Corporation                                            Delaware
- ------------------------------------------------------------------------------------------
Verum-HLG B.V.                                                        Netherlands
- ------------------------------------------------------------------------------------------
Virginia Surety Company, Inc.                                         Illinois
- ------------------------------------------------------------------------------------------
Wacus/Hudig-Langeveldt GmbH                                           Germany
- ------------------------------------------------------------------------------------------
Wacus/Hudig-Langeveldt, Kreditversicherungsmakler und Beratungs       Germany
 GmbH
- ------------------------------------------------------------------------------------------
Walker Persson & Partners Limited                                     United Kingdom
- ------------------------------------------------------------------------------------------
Western Premier Auto Finance, L.P.                                    Unknown
- ------------------------------------------------------------------------------------------
Wexford Underwriting Managers, Inc.                                   Delaware
- ------------------------------------------------------------------------------------------
Wilfredo Armstrong S.A.                                               Argentina
- ------------------------------------------------------------------------------------------
Worldwide Integrated Services Company                                 Texas
- ------------------------------------------------------------------------------------------